 BOK FINANCIAL CORPORATION                                                                                                22-Jan-03
 (In thousands, except ratio and per share data)                                                                           11:09 AM


                                                           Period End Balances                          Average Balances
                                                             December 31,                         Quarter Ended December 31,
                                                    ----------------------------------      ---------------------------------------
 BALANCE SHEETS                                        2002                 2001                  2002                   2001
                                                    --------------     ----------------      ----------------      -----------------
  ASSETS
 Cash and due from banks                                $ 604,680            $ 643,938             $ 469,227              $ 436,678
 Trading securities                                         5,110               10,327                 8,639                 22,508
 Funds sold                                                19,535                3,400                24,856                 14,362
 Securities:
   Available for sale                                   3,933,343            3,449,549             4,007,777              3,174,362
   Held for investment                                    197,950              241,113               211,100                242,003
                                                    --------------     ----------------      ----------------      -----------------
 Total securities                                       4,131,293            3,690,662             4,218,877              3,416,365
 Loans:
   Commercial                                           3,989,798            3,674,750             3,909,155              3,620,370
   Commercial real estate                               1,435,838            1,341,775             1,406,816              1,321,968
   Residential mortgage                                 1,063,180              869,173             1,041,691                856,085
   Consumer                                               412,167              409,680               403,836                405,089
                                                    --------------     ----------------      ----------------      -----------------
 Total loans                                            6,900,983            6,295,378             6,761,498              6,203,512
 Less allowance for loan losses                          (116,070)            (101,905)             (114,711)               (99,541)
                                                    --------------     ----------------      ----------------      -----------------
  Total loans, net                                       6,784,913            6,193,473             6,646,787              6,103,971
 Premises and equipment                                   151,715              141,425               149,230                139,804
 Accrued revenue receivable                                72,018               68,728                63,217                 63,003
 Intangible assets, net                                   197,868              152,076               184,165                154,511
 Mortgage servicing rights                                 37,288               98,796                43,369                 84,448
 Real estate and other repossessed assets                   6,719                7,141                 6,764                  8,270
 Bankers' acceptances                                       3,728               15,393                12,453                 21,882
 Other assets                                             164,783              116,243               104,335                115,647
                                                    --------------     ----------------      ----------------      -----------------
 TOTAL ASSETS                                        $ 12,179,650         $ 11,141,602          $ 11,931,919           $ 10,581,449
                                                    ==============     ================      ================      =================

 LIABILITIES AND EQUITY CAPITAL
 Deposits:
   Demand                                             $ 1,531,694          $ 1,366,690           $ 1,310,932            $ 1,150,498
   Interest-bearing transaction                         3,164,102            2,559,714             2,988,986              2,429,978
   Savings                                                164,738              158,234               173,286                158,040
   Time deposits                                        3,267,991            2,821,106             3,248,364              2,839,770
                                                    --------------     ----------------      ----------------      -----------------
  Total deposits                                         8,128,525            6,905,744             7,721,568              6,578,286
 Federal funds purchased and
   repurchase agreements                                1,567,686            1,601,989             1,523,923              1,701,655
 Other borrowed funds                                   1,088,022            1,220,948             1,084,616              1,088,792
 Subordinated debenture                                   155,419              186,302               169,874                186,409
 Net amount due (receivable)
     on unsettled security transactions                   (65,395)             231,660               194,097                  2,518
 Accrued interest, taxes, and expenses                     74,043               67,014                81,572                 86,393
 Bankers' acceptances                                       3,728               15,393                12,453                 21,882
 Other liabilities                                        134,065               84,069                92,082                 80,230
                                                    --------------     ----------------      ----------------      -----------------
  TOTAL LIABILITIES                                     11,086,093           10,313,119            10,880,185              9,746,165
 Equity Capital:
   Stockholders' equity                                 1,050,469              822,691             1,011,288                803,557
   Unrealized securities gains (losses)                    43,088                5,792                40,446                 31,727
                                                    --------------     ----------------      ----------------      -----------------
  TOTAL EQUITY CAPITAL                                   1,093,557              828,483             1,051,734                835,284
                                                    --------------     ----------------      ----------------      -----------------
  TOTAL LIABILITIES AND
   EQUITY CAPITAL                                    $ 12,179,650         $ 11,141,602          $ 11,931,919           $ 10,581,449
                                                    ==============     ================      ================      =================

                                                         For the Quarters Ended                    For the Twelve Months Ended
                                                    -----------------------------------      ---------------------------------------
                                                                December 31,                                December 31,
                                                    -----------------------------------      ---------------------------------------
   STATEMENTS OF EARNINGS                                2002                  2001                 2002                   2001
                                                    --------------     ----------------      ----------------      -----------------
 Interest revenue                                       $ 143,756            $ 148,222             $ 574,913              $ 654,633
 Interest expense                                          49,472               60,503               206,712                325,681
                                                    --------------     ----------------      ----------------      -----------------
 Net interest revenue                                      94,284               87,719               368,201                328,952
 Provision for loan losses                                 10,001               10,517                33,730                 37,610
                                                    --------------     ----------------      ----------------      -----------------
   Net interest revenue after
   provision for loan losses                               84,283               77,202               334,471                291,342

 Other operating revenue
   Brokerage and trading revenue                            6,725                5,226                24,450                 19,644
   Transaction card revenue                                13,973               11,489                53,552                 44,481
   Trust fees and commissions                               9,813                9,740                40,092                 40,567
   Service charges and fees on deposit accounts            18,991               13,741                67,632                 51,284
   Mortgage banking revenue, net                           14,943               14,923                48,910                 50,155
   Leasing revenue                                            826                  915                 3,330                  3,745
   Other revenue                                            4,431                5,578                20,276                 20,087
                                                    --------------     ----------------      ----------------      -----------------
  Total fees and commissions                               69,702               61,612               258,242                229,963
   Gain on sale of assets                                      30                   18                 1,157                    557
   Gain (loss) on sales of securities, net                 10,342               (3,770)               58,704                 30,640
   Gain (loss) on derivatives                                 665               (3,300)                5,894                 (4,062)
                                                    --------------     ----------------      ----------------      -----------------
   Total other operating revenue                           80,739               54,560               323,997                257,098

 Other operating expense
   Personnel                                               50,134               42,575               183,314                163,835
   Business promotion                                       2,798                2,798                11,367                 10,658
   Professional fees and services                           3,531                4,189                12,987                 13,391
   Net occupancy & equipment                               11,130               10,637                42,347                 42,764
   Data processing & communications                        13,459               10,486                47,251                 40,013
   FDIC and other insurance                                   513                  388                 1,903                  1,717
   Printing, postage and supplies                           3,418                3,132                12,665                 12,329
   Net gains and operating expenses
     on repossessed assets                                    203                  239                 1,014                  1,401
   Amortization of intangible assets                        2,002                5,014                 7,638                 20,113
   Mortgage banking costs                                  14,488                9,512                42,271                 30,261
   Provision for impairment of mortgage
     servicing rights                                      (1,615)              (8,861)               45,923                 15,551
   Other expense                                            4,932                4,692                16,957                 16,729
                                                    --------------     ----------------      ----------------      -----------------
 Total other operating expense                            104,993               84,801               425,637                368,762

 Income before taxes                                       60,029               46,961               232,831                179,678
 Federal and state income taxes                            21,250               16,829                82,422                 63,612
                                                    --------------     ----------------      ----------------      -----------------
  Income before cumulative effect of a change
      in accounting principle, net of tax                  38,779               30,132               150,409                116,066
 Transition adjustment of adoption of FAS 133                   -                    -                     -                    236
                                                    --------------     ----------------      ----------------      -----------------
 NET INCOME                                              $ 38,779             $ 30,132             $ 150,409              $ 116,302
                                                    ==============     ================      ================      =================

                                                         For the Quarters Ended                    For the Twelve Months Ended
                                                    -----------------------------------      ---------------------------------------
                                                                December 31,                                December 31,
                                                    -----------------------------------      ---------------------------------------
    FINANCIAL DATA                                        2002                  2001                 2002                   2001
                                                    --------------     ----------------      ----------------      -----------------
    Capital:
   Average equity                                     $ 1,051,734            $ 835,284             $ 935,853              $ 778,844
   Period-end equity                                  $ 1,093,557            $ 828,483           $ 1,093,557              $ 828,483
   Risk-based capital ratios:
     Tier 1                                                 9.04%                8.08%
     Total capital                                         12.03%               11.56%
   Leverage ratio                                           6.88%                6.38%

 Common stock:
   Book value per share                                   $ 19.86              $ 15.71
                                                    ==============     ================
   Basic earnings per share                                $ 0.70               $ 0.56                $ 2.79                 $ 2.18
                                                    ==============     ================      =======================================
   Diluted earnings per share                              $ 0.63               $ 0.50                $ 2.48                 $ 1.95
                                                    ==============     ================      =======================================
 Proforma effect of FAS 142 and 147 implementation
     on diluted earnings per share in prior years               -               $ 0.53                     -                 $ 2.06
                                                    ==============     ================      ================      =================
 Average shares outstanding:
     Basic                                             54,507,223           52,720,771            53,341,294             52,550,525
     Diluted                                           61,904,650           59,995,980            60,636,863             59,724,364

 Key ratios:
   Return on average assets                                 1.29%                1.13%                 1.33%                  1.14%
   Return on average equity                                14.63%               14.31%                16.07%                 14.93%
   Net interest margin                                      3.55%                3.72%                 3.70%                  3.66%

 Credit Quality:
 Nonperforming assets:
   Nonaccrual loans                                      $ 49,855             $ 43,540
   Real estate and other repossessed assets                 6,719                7,141
    Renegotiated loans                                          -                   27
                                                    --------------     ----------------
                 Total nonperforming assets              $ 56,574             $ 50,708
                                                    ==============     ================

   90-day past due and restructured loans                 $ 8,117              $ 8,108
                                                    ==============     ================

 Gross charge-offs                                        $ 7,877              $ 5,960              $ 25,905               $ 25,248
 Recoveries                                                 1,356                1,297                 4,976                  4,588
                                                    --------------     ----------------      ----------------      -----------------
 Net charge-offs (recoveries)                             $ 6,521              $ 4,663              $ 20,929     $         $ 20,660
                                                    ==============     ================      ================      =================

 Key ratios:
   Reserve for loan losses to period end loans (1)           1.72%                1.66%
   Nonperforming assets to period
     end loans (1) and repossessed assets                    0.84%                0.83%
   Net charge-offs (annualized) to average loans (1)         0.39%                0.31%                 0.33%                  0.35%
   Reserve for loan losses to nonperforming loans          232.82%              233.90%

 (1) Excluding residential mortgage loans held for sale.

                                                            For the Quarters Ended                    For the Twelve Months Ended
                                                    ----------------------------------      ---------------------------------------
                                                              December 31,                                December 31,
                                                    ----------------------------------      ---------------------------------------
                                                       2002                  2001                 2002                   2001
                                                    --------------     ----------------      ----------------      -----------------
  Other Data:
 Average earning assets                              $ 10,899,159          $ 9,557,206          $ 10,286,933            $ 9,201,031
 Average total assets                                $ 11,931,919         $ 10,581,449          $ 11,290,525           $ 10,239,411
 Average equity                                       $ 1,051,734            $ 835,284             $ 935,853              $ 778,844
 Average loans                                        $ 6,761,498          $ 6,203,512           $ 6,401,510            $ 5,989,224
 Loans held for sale (Period end)                       $ 133,421            $ 166,093             $ 133,421              $ 166,093
 Loans held for sale (Average)                          $ 141,111            $ 121,693             $ 108,481               $ 91,089
 Proforma net income with FAS 142 and 147
     on prior years                                     n/a                   $ 31,795             n/a                    $ 122,910
 Tax equivalent adjustment                                $ 1,404              $ 1,802               $ 6,119                $ 8,045
 Preferred stock dividends - BOKF                           $ 375                $ 375               $ 1,500                $ 1,500
 Period end common shares O/S                          55,066,629           52,731,791            55,066,629             52,731,791
 Period end fully diluted shares                       62,464,056           60,007,000            62,464,056             60,007,000
 Number of days in period                                      92                   92                   365                    365


 Tangible Book Value per Share                            $ 16.27              $ 12.83
                                                    ==============     ================
 Mortgage Banking:
   Mortgage servicing portfolio                       $ 5,411,297          $ 6,276,101
   Mortgage loan fundings during quarter                $ 407,167            $ 359,685
 Mortgage loan refinances to total fundings                72.86%               66.62%

 Trust Assets                                        $ 17,141,301         $ 18,216,179